Annual Report
December 31, 1997
Mid-Cap Growth Portfolio

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

T. Rowe Price
Mid-Cap Growth Portfolio
Annual Report
December 31, 1997

Dear Investor

Following stellar gains in 1995 and 1996, the stock market turned in another unusually good performance in 1997, again led by the type of large-capitalization, blue chip companies that compose the Standard & Poor's 500 Stock Index. The S&P 500's three-year gain of 125.61% was the best since the inception of the index in 1936.

Mid-cap stocks lagged the major large-cap indices in the first half of the year, staged a strong comeback in the third quarter, and faded again in the last three months of 1997. Except for a brief period from April to October, growth stocks lagged value stocks by a considerable margin. Consequently, while the Mid-Cap Growth Portfolio outperformed an index of its peers for the last six months and the year as a whole, it lagged the S&P MidCap Index for both periods.

Performance Comparison

Periods Ended 12/31/97          6 Months      12 Months
________________________________________________________

Mid-Cap Growth Portfolio           11.76%         18.80%

S&P MidCap Index                   17.04          32.25
Russell Midcap

Growth Index                       10.86          22.54
Lipper Variable Annuity
Underlying Mid Cap
Funds Average                       9.31          16.95

Note: We have added the Russell Midcap Growth Index to reflect the growth portion of the mid-cap universe, where the fund's program is focused.

Market Environment

The year was characterized by a nearly ideal environment for the domestic stock market. The U.S. economy expanded for the seventh consecutive year at a rate that was fast enough to accommodate good corporate earnings growth but slow enough to allay any fears of resurgent inflation. Reflecting the taming of inflation, long-term bond yields fell sharply, ending 1997 below 6%. Meanwhile, in Washington, both Republicans and Democrats appear to have converged in the middle of the political spectrum on most economic issues, facilitated in part, perhaps, by surging tax receipts and the possibility of a balanced budget within the current fiscal year. This convergence resulted in a tangible benefit for many investors-a reduction in the long-term capital gains rate. With the political and economic backdrop so positive, it is not surprising that consumer confidence remains close to record levels.

The major investment concern emanated from Asia, as the extraordinary economic growth of the Asian tiger economies was imperiled. What began in July as a currency crisis in Thailand was followed within weeks by devaluations in Indonesia, Malaysia, and the Philippines, and by the de facto default of South Korea in the fall. In Japan, which has still not recovered from the implosion of its own real estate and stock market bubble, banks and brokerages failed. Asian markets plunged,and their currencies fell dramatically against the U.S. dollar, precipitating a major crisis. Except for a volatile period last October, the U.S. stock market thus far has been relatively unaffected by these events.

The U.S. stock market advanced 33.36%, as measured by the large-cap Standard & Poor's 500 Stock Index. This was somewhat surprising to us since the strengthening dollar is a drag on the earnings of many large multinational companies. Furthermore, the stocks of small and mid-sized companies usually outdistance larger stocks late in economic expansions, but not this time. Perhaps the reason is that larger companies have benefited from restructuring and cost-cutting, whereas small and mid-sized companies are still growing rapidly and have had little fat to cut. In any case, mid-cap stocks generally lagged large-caps in 1997. Within the mid-cap group, there was a pronounced difference between growth stocks and value stocks, as exemplified by the Russell indices below:

                                   6 Months     12 Months
____________________________________________________________

Russell Midcap Index                  14.54%        29.01%

Russell Midcap Growth Index           10.86         22.54

Russell Midcap Value Index            17.34         34.37

The largest difference in performance between the two mid-cap segments was the performance of the financial stocks, particularly the slower-growing mid-cap banks, which experienced a consolidation frenzy during the year.

Portfolio Review

Driven by falling interest rates, financial services was the best-performing sector in the market. Not surprisingly, two financial stocks were also the fund's top contributors for 1997:
Franklin Resources, a leading mutual fund manager and distributor, benefited from strong stock and bond markets; and ACE Limited, a leading multi-specialty property and casualty insurer, reported sharply rising earnings from recently acquired lines of business. Several consumer companies were also top contributors: General Nutrition, the leading retailer of vitamins and health supplements in the U.S., had strong sales and earnings gains; and Royal Caribbean Cruises experienced extremely strong bookings on its ships. The top contributor for the second half of 1997 was Cox Communications, a cable company that is leading its industry in the implementation of new services, particularly high-speed Internet access and local telephone service.

The year's worst detractor to performance was Mercury Finance, a leader in used automobile lending. Along with other investors, we were victimized by suspected management fraud and manipulation of financial statements and are seeking redress through legal action. The fund was also hurt by its position in Boston Chicken, a restaurant operator whose stock fell when an unanticipated slowdown precipitated a reevaluation by investors of what was, in hindsight, an overly aggressive expansion plan and a problematic financial structure. The worst-performing industry in 1997 was precious metals, as gold fell from a 1997 high of $370 per ounce to a low of $283 near year-end. Our holdings in two growing gold companies, TVX Gold and Cambior, also fell. Finally, the worst performer in the second half was United States Surgical. Unanticipated weakness in the company's base non-invasive surgery supply business undercut exciting growth in new product lines.

Your fund remains well diversified across sectors. We have made only modest changes in the last six months, as shown below.

Sector Diversification
                                    6/30/97      12/31/97
___________________________________________________________

Financial                                 9%            9%

Health Care                              10            12

Consumer                                 17            20

Technology                                7            10

Business Services                        28            28

Energy                                    7             5

Industrial                               10             7

Basic Materials                           2             2

Reserves                                 10             7
___________________________________________________________

Total                                   100%          100%

Investment Strategy and Outlook

As we begin 1998, the critical investment issue is whether the Asian economic crisis will affect the U.S. stock market. We have already seen tremendous damage inflicted on Asian financial markets and are likely to see the economies of many of these countries begin to contract. There will be derivative effects on western nations that are difficult to predict at this stage. However, it is apparent that the overinvestment in productive capacity in many Asian nations will take time to absorb, and part of the solution will inevitably involve greater exports of cheaper goods into the United States and fewer imports of suddenly expensive American goods into Asia. This may well slow the U.S. economy and further dampen our inflation rate. If domestic labor markets continue to tighten, the result could be a squeeze on corporate profits as wages rise but companies are unable to pass through price increases. In 1998, we may well find out how globally integrated the world's economies have become.

One thing we do surmise is that we have entered a period of change. This usually entails higher risks. Stock market volatility, which increased significantly in 1997, is often a signal of change, although it is rarely obvious at the time what those changes are.

We should note, however, that we manage your fund not by making major macroeconomic judgments but by picking stocks we believe will produce good returns over a reasonable time horizon. We will continue to invest based on the precept that fundamental research will deliver superior long-term results. We devote our time to carefully researching and evaluating company fundamentals. While we typically examine a multitude of factors before we invest, and virtually never invest before a face-to-face meeting with a company's management, several of the criteria we focus on include the growth in the company's industry sector; the growth rate we foresee for the company over the next several years; the strength of a company's business model (competitive advantages such as brand names, low cost production, and patent positions); management we respect; strong financial characteristics such as good cash flow and healthy balance sheets; and, finally, reasonable valuations.

Nevertheless, at the margin, we make adjustments over time to respond to changing conditions. A year ago, there had been a bifurcation in the mid-cap growth stock universe into two groups: the momentum stocks, featuring fast-growing companies with accelerating fundamentals trading at extremely high valuations; and the plodders, growing more slowly and less assuredly, but trading at dramatically lower valuations. In the last year, many (though not all!) of the formerly high-flying momentum stocks have returned to more reasonable valuations, and we are focused on some of these faster growers. Conversely, we are emphasizing the plodders a little less, not only because the valuation differential with the faster growers has narrowed, but also because we believe that in a more difficult pricing environment, the faster-growing companies are generally less dependent on pricing for their growth.

While the stock market as a whole continues to trade near the upper end of its traditional valuation range, low interest rates provide some support as long as earnings growth continues. Relative to the overall market, we believe mid-cap growth stocks look quite attractive. The aggregate underlying growth rate of our portfolio companies is well in excess of the market as a whole, yet the price/earnings ratio is only modestly higher than the market, and well below many of the blue chip leaders. In addition, many of our mid-cap companies have little direct foreign exposure, a factor that could be an advantage for the first time in several years. Finally, the drop in the long-term U.S. capital gains tax rate should favor small and mid-cap growth companies, most of which pay little or no dividends in order to reinvest in their own growth. We believe the mid-cap growth sector, and your fund in particular, are well-positioned to achieve attractive returns over the long run. Respectfully submitted,

Brian W. H. Berghuis
President and Chairman of the Investment Advisory Committee
January 19, 1998

Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 12/31/97

Ten Best Contributors
_____________________________________________

Cox Communications                 7(cents)

Royal Caribbean Cruises                   7

Outdoor Systems                           7

ACE Limited                               6

Cendant                                   6

Comcast                                   5


SunGard Data Systems                      5

JP Foodservice                            4

Cooper Cameron                            4

PLATINUM technology                       4
_____________________________________________

Total                             55(cents)

Ten Worst Contributors
_____________________________________________

United States Surgical           - 4(cents)

Vencor*                                   4

Cambior                                   4

TVX Gold                                  3

OEA                                       3

St. Jude Medical                          3

Fairfax Financial                         3

Great Lakes Chemical                      2

Xilinx                                    2

Quest Diagnostics**                       2
_____________________________________________

Total                           - 30(cents)

12 Months Ended 12/31/97

Ten Best Contributors
_____________________________________________

ACE Limited*                      11(cents)

Franklin Resources*                       9

Outdoor Systems*                          9

Royal Caribbean Cruises*                  9

General Nutrition*                        9

Gartner Group*                            8

Cooper Cameron*                           8

Cox Communications*                       7

TriMas*                                   7

SunGard Data Systems*                     7
_____________________________________________

Total                             84(cents)

    *  Position added.
   **  Position eliminated.

Ten Worst Contributors
_____________________________________________

Mercury Finance**               - 17(cents)

Boston Chicken**                         10

TVX Gold*                                 7

Cambior*                                  6

Corporate Express*                        6

American Pad & Paper**                    5

Ikon Office Solutions*                    5

OEA*                                      5

Scholastic**                              4

Tupperware**                              4
_____________________________________________

Total                           - 69(cents)

Twenty-Five Largest Holdings

                                 Percent of
                                 Net Assets
                                   12/31/97
_____________________________________________

Warnaco Group                           2.1%

JP Foodservice                          1.9

Biogen                                  1.8

Suiza Foods                             1.8

TriMas                                  1.8

Affiliated Computer Services            1.8

Danaher                                 1.7

Royal Caribbean Cruises                 1.6

Outdoor Systems                         1.6

Culligan Water Technologies             1.5

Circuit City Stores                     1.5

SunGard Data Systems                    1.5

ACE Limited                             1.5

PartnerRe Holdings                      1.5

Cox Communications                      1.4

DST Systems                             1.4

Interim Services                        1.4

Cendant                                 1.4

FINOVA Group                            1.4

360 Communications                      1.3

Network Associates                      1.3

Galileo International                   1.3

Franklin Resources                      1.3

Teleflex                                1.3

Costco Companies                        1.2
_____________________________________________

Total                                  38.3%

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Mid-Cap Growth Portfolio
As of 12/31/97

                                         Lipper Variable
            Mid-Cap                    Annuity Underlying
            Growth       S&P MidCap          Mid Cap
           Portfolio        Index         Funds Average


12/31/96   $10,000        $ 10,000          $10,000
12/97       11,880          13,225           11,757

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Growth Portfolio
Periods Ended 12/31/97


                                Since          Inception
            1 Year          Inception               Date
__________________________________________________________

            18.80%             18.80%           12/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Mid-Cap Growth Portfolio

                                 For a share outstanding
                                  throughout each period
                                 _______________________

                                                12/31/96
                                                 Through
                                                12/31/97

NET ASSET VALUE

Beginning of period                            $   10.00

Investment activities
  Net realized and
     unrealized gain (loss)                         1.88

NET ASSET VALUE

End of period                                  $   11.88
                                               _________
Ratios/Supplemental Data

Total return                                      18.80%

Ratio of expenses to
  average net assets                               0.85%

Portfolio turnover rate                            40.3%

Average commission rate paid                   $  0.0460

Net assets, end of period
  (in thousands)                               $  15,272

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price Mid-Cap Growth Portfolio
December 31, 1997

                                    Shares/Par       Value
                                              In thousands

Common Stocks  92.8%

FINANCIAL  8.5%

Insurance  3.8%

ACE Limited                              2,350   $     227

Fairfax Financial (CAD) *                  600         134

PartnerRe Holdings                       4,800         223

                                                       584

Financial Services  4.7%

Capital One Financial                    3,100         168

FINOVA Group                             4,200         209

Franklin Resources                       2,300         200

INMC Mortgage Holdings                   5,900         138

                                                       715

Total Financial                                      1,299

HEALTH CARE  12.1%

Pharmaceuticals  1.6%

Agouron Pharmaceuticals *                2,700          79

ALZA (Class A) *                         5,000         159

                                                       238

Biotechnology  2.9%

Biogen *                                 7,700         281

Gilead Sciences *                        4,300         165

                                                       446

Medical Instruments and

Devices  2.8%

St. Jude Medical *                       4,200         128

Sybron International *                   3,300         155

United States Surgical                   5,200         152

                                                       435

Health Care Services  4.8%

Cardinal Health                          1,800         135

Covance *                                9,400         187

Omnicare                                 5,400         168

Quorum Health Group *                    7,100         186

Vencor *                                 2,100          51

                                                       727

Total Health Care                                    1,846

CONSUMER  19.6%

Soft Goods Retailers  2.1%

Gymboree *                               6,500         178

Kohl's *                                 2,100         143

                                                       321

Hard Goods Retailers  6.6%

BJ's Wholesale Club *                    5,400   $     170

Circuit City Stores                      6,500         231

Costco Companies *                       4,200         187

Fred Myer *                              4,400         160

General Nutrition *                      4,600         156

ShopKo Stores *                          4,600         100

                                                     1,004

Consumer Non-Durables  3.7%

Culligan Water
  Technologies *                         4,700         236

Warnaco Group (Class A)                 10,300         323

                                                       559

Restaurants  0.9%

Outback Steakhouse *                     4,600         133

                                                       133

Food and Beverages  1.8%

Suiza Foods *                            4,600         274

                                                       274

Entertainment  1.6%

Royal Caribbean Cruises                  4,700         251

                                                       251

Consumer Services  2.9%

Cendant *                                6,141         211

La Quinta Inns                           6,500         126

Stewart Enterprises
      (Class A)                          2,400         112

                                                       449

Total Consumer                                       2,991

TECHNOLOGY  10.3%

Computer Software  4.4%

BMC Software *                           1,800         118

Intuit *                                 2,000          83

Network Associates *                     3,850         203

PLATINUM technology *                    1,500          42

Security Dynamics
  Technologies *                         2,300          82

Synopsys *                               3,800         136

                                                       664

Semiconductors and Components  3.6%

Analog Devices *                         4,200         117

Maxim Integrated Products *              4,000         138

Microchip Technology *                   2,900          87

PMC-Sierra *                             2,500          78

Xilinx *                                 3,600   $     126

                                                       546

Networking and Telecom Equipment  0.5%

Anixter International *                  4,800          79

                                                        79

E-Commerce  1.8%

Checkfree *                              4,000         109

Sterling Commerce *                      4,400         169

                                                       278

Total Technology                                     1,567

BUSINESS SERVICES  28.2%

Telecom Services  6.4%

360 Communications *                    10,100         204

Cincinnati Bell                          3,400         106

Comcast (Class A Special)                5,800         183

Cox Communications
      (Class A) *                        5,500         220

Omnipoint *                              4,600         107

Paging Network *                        10,700         115

Vanguard Cellular
      (Class A) *                        3,600          46

                                                       981

Computer Services  7.0%

Affiliated Computer Services
      (Class A) *                       10,300         271

DST Systems *                            5,050         216

Galileo International                    7,300         202

National Data                            4,000         144

SunGard Data Systems *                   7,400         229

                                                     1,062

Distribution  6.0%

Corporate Express *                     11,400         147

Fastenal                                 1,500          58

Henry Schein *                           1,400          49

Ikon Office Solutions                    2,700          76

JP Foodservice *                         7,899         292

MSC *                                    3,600         153

Richfood Holdings                        5,000         141

                                                       916

Media and Advertising  3.4%

ADVO *                                   1,900          37

Catalina Marketing *                     3,200         148

Jacor Communications *                   1,900         101

Outdoor Systems *                        6,200   $     238

                                                       524

Real Estate Services  1.1%

Security Capital Group
      (Class B) *                        5,000         163

                                                       163

Environmental  1.0%

USA Waste Services *                     3,700         145

                                                       145

Miscellaneous Business Services  3.3%

AccuStaff *                              5,000         115

Gartner Group (Class A) *                4,800         179

Interim Services *                       8,300         215

                                                       509

Total Business Services                              4,300

ENERGY  5.0%

Exploration and Production  0.8%

United Meridian *                        4,300         121

                                                       121

Energy Services  4.2%

Camco International                      2,800         178

Cooper Cameron *                         2,700         165

Smith International *                    2,500         153
Weatherford Enterra *                    3,400         149

                                                       645

Total Energy                                           766

INDUSTRIAL  6.9%

Defense and Aerospace  1.0%

BE Aerospace *                           5,600         150

                                                       150

Auto Related  0.3%

OEA                                      1,900          55

                                                        55

Specialty Chemicals  0.9%

Great Lakes Chemical                     3,100         139

                                                       139

Machinery  4.7%

Danaher                                  4,000         252

Teleflex                                 5,100         193

TriMas                                   7,900         272

                                                       717

Total Industrial                                     1,061

BASIC MATERIALS  1.6%

Mining  1.6%

Battle Mountain Gold
      (Class A)                         21,400   $     126

Cambior                                  8,400          49

TVX Gold *                              22,600          76

Total Basic Materials                                  251

Miscellaneous Common Stocks  0.6%                       96

Total Common Stocks
(Cost  $12,352)                                  14,177

Short-Term Investments  8.3%

Money Market Funds  8.3%

Government Reserve Investment
  Fund
     5.55%#                          1,259,591       1,259

Total Short-Term Investments
(Cost  $1,259)                                       1,259

Total Investments in
  Securities

101.1% of Net Assets (Cost
  $13,611)                                       $  15,436

Other Assets Less Liabilities                         (164)

NET ASSETS                                       $  15,272
                                                 _________
Net Assets Consist of:

Accumulated net realized gain/loss -
  net of distributions                                  83

Net unrealized gain (loss)                           1,825
Paid-in-capital applicable to 1,285,661
  shares of $0.0001 par value capital
  stock outstanding; 1,000,000,000 shares
  of the corporation authorized                     13,364

NET ASSETS                                       $  15,272
                                                 _________

NET ASSET VALUE PER SHARE                        $   11.88
                                                 _________

    *  Non-income producing
    #  Seven-day yield
  CAD  Canadian dollar

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio

In thousands

                                                  12/31/96
                                                   Through
                                                  12/31/97

Investment Income

Income
   Interest                                      $      53
   Dividend                                             27

   Total income                                         80

Expenses
   Investment management and
      administrative                                    80

Net investment income                                    -

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
   on securities                                        83
Change in net unrealized gain or
   loss on securities                                1,825

Net realized and unrealized gain (loss)              1,908

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                           $   1,908
                                                 _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
In thousands

                                                  12/31/96
                                                   Through
                                                  12/31/97

Increase (Decrease) in Net Assets

Operations
   Net realized gain (loss)                      $      83
   Change in net unrealized
      gain or loss                                   1,825

   Increase (decrease) in net
      assets from operations                         1,908

Capital share transactions*
   Shares sold                                      17,090
   Shares redeemed                                  (3,726
)
   Increase (decrease) in net
      assets from capital
      share transactions                            13,364

Net Assets

Increase (decrease) during period                   15,272
Beginning of period                                      -

End of period                                    $  15,272
                                                 _________

*Share information
   Shares sold                                       1,637
   Shares redeemed                                    (351)

   Increase (decrease) in shares
      outstanding                                    1,286

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $15,666,000 and $3,397,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $13,611,000 and net unrealized gain aggregated $1,825,000 of which $2,291,000 related to appreciated investments and $466,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the Reserve Investment Fund and Government
Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price
Associates, Inc.

The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $23,000 and are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc.
and Shareholders of Mid-Cap Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 1996 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP657 (12/97)
K15-068  12/31/97